UAM FUNDS, INC.

ICM Fixed Income Portfolio
Institutional Class Shares

Supplement dated October 29 1998
To the Prospectus dated January 22, 1998

The following information is provided to replace the list of investment professionals at Investment Counselors of Maryland, Inc. (the
"Adviser" or "ICM") who are primarily responsible for the day-to-day management of the Portfolio and the additional members of the Adviser's team of professionals, as set forth on pages 26 and 27 under the heading "INVESTMENT ADVISER":

	The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolio and a description of their business experience during the past five years are as follows:

	Daniel O. Shackelford -- Senior Vice President.  Mr.
Shackelford joined ICM in 1993. Prior to joining ICM, he was Assistant Director of Investments for the University of North Carolina at Chapel
Hill. He has specific expertise in the utilization of financial futures and options and came to ICM with thirteen years of experience in international fixed income management. Mr. Shackelford is portfolio manager for the ICM Fixed Income Fund and related separate accounts.
He received his B.S. degree in Business Administration from the University of North Carolina and an M.B.A. from the Fugua School of Business at Duke University. He is a Chartered Financial Analyst. Mr. Shackelford has managed the ICM Fixed Income Portfolio since January
1994.

	Additional members of the Adviser's team of professionals are as follows:

	Paul L. Borssuck -- Principal.  Mr. Borssuck joined ICM in
1985 and heads the firm's Individual Capital Management Division. Prior to joining ICM, Mr. Borssuck served as Chairman of the Investment
Policy Committee at Mercantile-Safe Deposit and Trust Company where he managed portfolios for high net worth clients. Prior to that, he headed the institutional funds management section at American Security and Trust Company in Washington, D.C. Mr. Borssuck earned his B.S.
degree and M.B.A. from Lehigh University. He is a Chartered Financial
Analyst.

	Robert F. Boyd -- Principal. Mr. Boyd joined ICM in 1995 as Executive Vice President and Portfolio Manager. Before joining ICM, Mr. Boyd was Managing Director and Portfolio Manager at Brandywine Asset Management from 1993 to 1995. Prior to that, he was Senior Vice President and Director of Equity and Quantitative Research at Mercantile-Safe Deposit and Trust Company. Mr. Boyd earned his B.S. degree from the University of Virginia and his M.B.A. at Columbia University, after which he joined Smith Barney. He is a Chartered Financial Analyst.

	Linda W. McCleary -- Principal. Ms. McCleary is responsible for the organization and administration of the Fixed Income Group at ICM and manages fixed income portfolios. She joined ICM in 1978 having worked previously as a Trust Investment Officer at Equitable Trust Company. She is a cum laude graduate of Smith College and holds an M.B.A. from Loyola College.

	Robert D. McDorman, Jr. -- Principal and Chief Investment
Officer. Mr. McDorman joined ICM in June 1985. His primary responsibilities are the management of the ICM Small Company
Portfolio and related separate accounts and equity security analysis. Prior to joining ICM, Mr. McDorman managed the Financial Industrial Income
Fund. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Analyst.

	Julie L. Hale -- Senior Vice President. Ms. Hale joined ICM in 1998 with seventeen years of investment experience. Prior to joining ICM, she was a Senior Vice President and mutual fund manager for Nations Bank Corporation from 1991 to 1998. She has a B.S. degree from Mt. St. Mary's College and an M.B.A. from Kent State University. Ms. Hale is a Chartered Financial Analyst and a member of the National Association of Petroleum Investment Analysts (NAPIA).

	Simeon F. Wooten, III -- Senior Vice President. Mr. Wooten joined ICM in 1998 as a research analyst and as a member of the management team of the ICM Small Company Portfolio. Prior to joining ICM, he served as Vice President/Research at Adams Express Company, which he joined in 1980. He is a graduate of the Wharton School of the University of Pennsylvania. Mr. Wooten is a Chartered Financial Analyst and Certified Public Accountant.

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